UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2009

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada	333-141065 and 333-32874	23-2852207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215 B Renaissance Drive, Suite 5
Las Vegas, Nevada	89119
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04—Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
SIGNATURES

Information to be Included in the Report

Section 2	—	Financial Information

Item 2.04	—	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Defined terms used in this Form 8-K but not defined herein have the meanings ascribed to them in:
•	the Advanta Business Card Master Trust (“ABCMT”) Master Indenture dated as of August 1, 2000 (as amended, the “Master Indenture”), which was filed with the Securities and Exchange Commission (“SEC”) by ABRC on a Form 8-K on August 30, 2000 (File No. 333-32874; CIK 0001107920) (the “August 2000 Form 8-K”), as amended by Amendment No. 1 thereto, dated as of May 9, 2006, which was filed with the SEC by Advanta Business Receivables Corp. (“ABRC”) on a Form 8-K on May 19, 2006 (File No. 333-32874; CIK 0001107920) (the “May 2006 Form 8-K”);

•	the Transfer and Servicing Agreement, dated as of August 1, 2000, which was filed with the SEC by ABRC on the August 2000 Form 8-K, as amended by Amendment No. 1 thereto, dated as of May 9, 2006, which was filed with the SEC by ABRC on the May 2006 Form 8-K; and

•	the AdvantaSeries Indenture Supplement, dated as of November 1, 2004 (“AdvantaSeries Supplement” and together with the Master Indenture, the “Indenture”), which was filed with the SEC by ABRC on a Form 8-K on November 12, 2004 (File No. 333-81788; CIK 0001107920).
The AdvantaSeries Excess Spread Amount for the May Monthly Period was negative which caused the average Excess Spread Amount for the preceding three Monthly Periods (March through May) to be negative, resulting in an AdvantaSeries Pay Out Event pursuant to section 6.01(c) of the AdvantaSeries Supplement. As a result of the occurrence of this AdvantaSeries Pay Out Event, beginning on the June 22, 2009 Payment Date, principal on the outstanding AdvantaSeries Notes will become payable pursuant to, and in accordance with, the terms of the Indenture. As of the date of this filing, the aggregate outstanding principal amount of the AdvantaSeries Notes is $3,670,000,000.
Payments of principal to the AdvantaSeries Noteholders will only occur to the extent of available collections allocated to the AdvantaSeries and will be subject to the terms of the Indenture, including, among other things, the subordination provisions. Beginning on June 1, 2009 and subject to the terms of the Indenture, all ABCMT principal collections that are allocated to the AdvantaSeries are being deposited by the Servicer into the Collection Account for payment to the AdvantaSeries Noteholders. The AdvantaSeries Notes are obligations of ABCMT and are not obligations of Advanta Business Receivables Corp, Advanta Bank Corp., Advanta Corp. or any of their affiliates.
Collections of Finance Charge and Administrative Receivables allocated to the AdvantaSeries are being deposited by the Servicer into the Collection Account and, to the extent available, will continue to be used to make payments of interest on the AdvantaSeries Notes and other payments in accordance with the terms of the Indenture.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2009

ADVANTA BUSINESS RECEIVABLES CORP.

By:	/s/ Michael Coco

Name:	Michael Coco
Title:	President